SANFORD C. BERNSTEIN INC.
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Supplement dated as of October 2, 2000 filed pursuant to Rule 497(e) of the
Securities and Exchange Act of 1933 to the Regular Prospectus, Fixed Income Institutional Services Prospectus and Statement of Additional Information, each dated February 1, 2000 pursuant to Post-Effective Amendment No. 21 (File Nos. 33-21844; 811-5555) that was filed with the Securities and Exchange Commission on January 28, 2000.

Regular Prospectus

Both paragraphs under the heading "Illiquid Securities" on pages 40-41 of the Prospectus shall be deleted and replaced in their entirety with the following:

                  "Securities that are not readily marketable may be illiquid securities. Each of the Fixed-Income Portfolios may invest as much as 15% of its net assets in illiquid securities.

                  Examples of illiquid securities include guaranteed investment contracts ("GICs"), bank investment contracts ("BICs") and certain private placement securities. A GIC is a contract issued by an insurance company that guarantees payment of interest and repayment of principal. A BIC is a contract issued by a bank that guarantees payment of interest and repayment of principal. Private placement securities are securities that are exempt from registration with the Securities and Exchange Commission and may be sold only in privately negotiated transactions."

Fixed-Income Institutional Services Prospectus

Both paragraphs under the heading "Illiquid Securities" on pages 10-11 of the Fixed-Income Prospectus shall be replaced in their entirety with the following:

         "Securities that are not readily marketable may be illiquid securities. Each of the Portfolios may invest as much as 15% of its net assets in illiquid securities.

         Examples of illiquid securities include guaranteed investment contracts ("GICs"), bank investment contracts ("BICs") and certain private placement securities. A GIC is a contract issued by an insurance company that guarantees payment of interest and repayment of principal. A BIC is a contract issued by a bank that guarantees payment of interest and repayment of principal. Private placement securities are securities that are exempt from registration with the Securities and Exchange Commission and may be sold only in privately negotiated transactions."

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Statement of Additional Information ("SAI")

The eleventh and twelfth item under the section entitled "Investment Restrictions of the Fixed-Income Portfolios (other than the Short Duration Municipal Portfolios')" on page B-24 of the SAI shall be deleted in their entirety and replaced with the following: "Intentionally left blank."

The last paragraph under the section entitled "Investment Restrictions of the Fixed-Income Portfolios (other than the Short Duration Municipal Portfolios')" on page B-25 of the SAI related to non-fundamental policies for the Fixed-Income Portfolios shall be deleted in its entirety and replaced with the following:

                  "The following investment limitations are not fundamental, and may be changed without shareholder approval. None of the Fixed-Income Portfolios has or currently intends to:

                  1) Purchase any security if, as a result, the Portfolio would then have more than 15% of its net assets (at current value) invested in securities restricted as to disposition under federal securities laws (excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A securities") that have been determined to be liquid under procedures adopted by the Board of Directors based on the trading market for the security) or otherwise illiquid or not readily marketable, including repurchase agreements with maturities of more than 7 days; and

                  2) Invest in a reverse repurchase agreement if the amount received by the Portfolio through such an agreement, together with all other borrowings, will exceed 5% of the Portfolio's total assets."